COMMITMENTS AND CONTINGENCIES	9 Months Ended
Sep. 30, 2011
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 15 – COMMITMENTS AND CONTINGENCIES

Letter of Credit

As of September 30, 2011, the Company is contingently liable for a letter of credit amounting to $330 to satisfy obligation in connection to a lease on the Company’s New York office. The letter of credit expires on November 30, 2012, automatically renews annually until 2018 and is collateralized by cash.

Employment Agreements

Effective July 16, 2009, we entered into employment agreements with two key executive officers which agreements contain the same terms and provisions. The agreements provide for an initial term of five years which shall be automatically extended for successive one year periods unless terminated.

The employment agreements provide for an annual base salary of $250,000 which shall be increased to $350,000 on the earlier to occur of the third anniversary of the agreements or the Company publicly reports consolidated annual gross revenues of at least $100,000,000.  In addition, the executives will each be entitled to an annual bonus targeted between 0% to 250% of the base salary during the first 3 years of the term of the Agreements and thereafter, at a target to be determined in good faith by the Company’s board of directors.

Effective September 20, 2011, Midas Medici entered into an amendment to each of the employment agreements with Nana Baffour, CEO and Executive Chairman, and Johnson Kachidza, President and CFO.

Pursuant to the amendment entered into with Mr. Baffour, the Company agreed to pay up to 30% of the bonus provided for under the employment agreement, in shares of common stock of the Company.

Pursuant to the amendment entered into with Mr. Kachidza (the “Kachidza Amendment”), Mr. Kachidza’s Base Salary was amended to provide for an increase to $287,000 (instead of $350,000 as provided for in the employment agreement) upon the earlier to occur of the third anniversary of the employment agreement or the date the Company publicly reports gross revenues of at least $100,000,000. Pursuant to the Kachidza Amendment, the Company agreed to pay up to 30% of the bonus to Mr. Kachidza in shares of common stock of the Company. The Kachidza Amendment also provides for an amendment to Mr. Kachidza’s title to reflect that of President and Chief Financial Officer.

In the event of the executives’ death while employed by the Company, the agreements shall automatically terminate and any unvested equity compensation shall vest immediately and any vested warrants may be exercised on the earlier of the warrant’s expiration or 18 months after the death. In the event of the executives' death or if the agreement is terminated due to a disability or for cause (as defined in the agreements), any unpaid compensation, prorata bonus or bonus options earned and any amounts owed to the executives shall be paid by us. In addition, if the agreements are terminated due to the disability of the executive, any unvested equity compensation shall vest immediately and any vested warrants may be exercised on the earlier of the warrant’s expiration or 18 months after such termination. In the event the executive’s employment is terminated without cause, the executives shall be entitled to receive, in a lump sum payment, the base salary, the maximum bonus and options that would have been paid to the executives if the agreements had not been terminated or for 12 months, whichever is greater. In addition, any unpaid compensation, pro rata bonus or bonus options earned and any amounts owed to the executives shall be paid by us and any unvested equity compensation shall vest immediately and any vested warrants may be exercised on the earlier of the warrant’s expiration or 18 months after the termination. In the event of the executives’ resignation without good reason (as defined in the agreement), or retirement, the executives shall be entitled to receive any unpaid compensation, pro rata bonus or bonus options earned and any amounts owed to the executives.
 As a method to retain senior management in the event of a change of control, the agreements also provide that upon the closing of a transaction that constitutes a “liquidity event”, as such term is defined in the agreements, each executive shall be entitled to receive a transaction bonus equal to 2.99 times his then current base salary, provided that he remains employed with the Company on the closing of such liquidity event, unless his employment is terminated without cause or he resigns for good reason. Liquidity events include any consolidation or merger, acquisition of beneficial ownership of more than 50% of the voting shares of the Company, or any sale, lease or transfer of all or substantially all of the Company’s assets.  The transaction bonus was waived at the time of the Consonus merger.

Tax Contingencies

The Company is required to file federal and state tax returns in the United States and various other tax returns in foreign jurisdictions. The preparation of these tax returns requires the Company to interpret the applicable tax laws and regulations in effect in such jurisdictions, which could affect the amount of tax paid by the Company. The Company, in consultation with its tax advisors, bases its tax returns on interpretations that are believed to be reasonable under the circumstances. The tax returns, however, are subject to routine reviews by the various taxing authorities in the jurisdictions in which the Company files its returns. As part of these reviews, a taxing authority may disagree with respect to the interpretations the Company used to calculate its tax liability and, therefore, require the Company to pay additional taxes.

In evaluating the exposure associated with various non-income tax filing positions, the Company accrues charges for probable and estimable exposures.

Labor Contingencies

Labor contingencies refer to labor claims for, among other things, overtime, wage equivalence, work conditions and other potential assessments that may arise as a result of certain employee agreements.

As of September 30, 2011, contingencies are comprised as follows (in thousands):

September 30,
2011
Tax related claims(*)	$5,363
Labor related claims	1,302
Total	6,665
Less, current portion	(45)
Tax payable	1,203
Other long-term liabilities	$7,823

(*)The tax provision is mainly related to several claims related to ISS (Service Tax) alleged liabilities due for services rendered by Cimcorp and that would have not been unduly offered to taxation by the Municipality of São Paulo.